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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             ----------------------


      Date of Report (date of earliest event reported): September 16, 2003


                                  MEDWAVE, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                        0-28010                41-1493458
-----------------------------    ------------------------    -----------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


           435 NEWBURY STREET, SUITE 206, DANVERS, MASSACHUSETTS 01923
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (978) 762-8999
                                 --------------
              (Registrant's telephone number, including area code)



             4382 ROUND LAKE ROAD WEST, ARDEN HILLS, MINNESOTA 55112
             -------------------------------------------------------
                 (Former Address of Principal Executive Offices)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits


                         EXHIBIT NO                   DESCRIPTION

                            99.1         Press release issued September 16, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 16, 2003, Medwave, Inc. issued the press release attached to this Form 8-K as Exhibit 99.1.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2003


                                            MEDWAVE, INC.



                                            By:  /s/ Timothy J. O'Malley
                                                 -----------------------
                                                Name:  Timothy O'Malley
                                                Title: Chief Executive Officer
                                                       and President







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